UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 12, 2008
TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-22999	94-2432628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
423 West 55th, 12th Floor
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 949-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On February 12, 2008, Tarragon Corporation (“Tarragon” or the “Company”) entered into Employment Agreements with William S. Friedman, Tarragon’s Chairmen and Chief Executive Officer, Erin D. Pickens, Tarragon’s Chief Financial Officer, Robert P. Rothenberg, Tarragon’s President and Chief Operating Officer, William Rosato, Executive Vice President of Tarragon and President of Tarragon Development Corporation, and Charles D. Rubenstein, Tarragon’s Executive Vice President and Chief Real Estate Counsel (collectively, the “Named Executive Officers”). Each of the Employment Agreements have a term of three years, and provide for a stated salary, a guaranteed minimum bonus for the first year of the term, and salary and benefits continuation for a varying number of months in the event that the Named Executive Officer is terminated for any reason other than cause, or as a result of death or voluntary resignation. The amounts set forth next to their name are payable to each of the Named Executive Officers under their Employment Agreements with the Company:

			Guaranteed Minimum	Salary and Benefits
Named Executive Officer	Title or Position	Base Salary	Bonus for 2008	Continuation Period
William S. Friedman	Chairman and CEO	$500,000	$400,000	36 mos.
Erin D. Pickens	CFO	$236,900	$100,000	12 mos.
Robert P. Rothenberg	President and COO	$750,000	$250,000 *	36 mos.
William Rosato	Executive VP and President of	$400,000	$400,000	18 mos.
	Major Subsidiary
Charles D. Rubenstein	Executive Vice President and	$386,000	$150,000	12 mos.
	Chief Real Estate Counsel

* Mr. Rothenberg also has the opportunity to earn an additional incentive bonus of not less than $250,000 based on performance goals to be established by the Board or a committee of the Board in accordance with the Company’s Incentive Compensation Plan.
      Except as summarized in the table above, the other terms and conditions of the Employment Agreement for each Named Executive Officer are substantially identical. The foregoing description of the Employment Agreements is not complete and is qualified in its entirety by reference to the form of Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
     In addition, the Company granted stock options and awards of restricted stock to each Named Executive Officer as previously disclosed on Form 4s filed by each Named Executive Officer with the Securities and Exchange Commission (the “SEC”). The awards were granted pursuant to the Company’s Amended and Restated Omnibus Plan and on the terms and conditions of the form of award agreements thereunder, all of which have been previously filed by the Company with the SEC, except that the stock options granted to the Named Executive Officers vest over three years and have a five-year term.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

Exhibit No.	Description

10.1	Form of Employment Agreement, dated as of February 12, 2008, between the Company and each of the Named Executive Officers.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION
By:	/s/ Erin D. Pickens
Erin D. Pickens
Chief Financial Officer

Date: February 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employment Agreement, dated as of February 12, 2008, between the Company and each of the Named Executive Officers.

4